Date

Xxx

Xxx

Xxx

Dear xxxx

We would like to take this opportunity to introduce you to the Private Asset Management Fund. The PAM Fund is team managed by Private Asset Management, Inc. located here in San Diego.  We have been in the investment advisory business for over 1 1 years with Stephen Cohen as principal and founder.   Portfolio Managers, Jonathan Elsberry and Eric Blase work closely with Stephen to select investments using fundamental valuations and technical analysis.  The combined team of Stephen, Jonathan and Eric make up more than 40 years of investment experience.

The Fund concentrates on established companies with sustainable earnings growth and focuses on leaders in their industries.  Our asset weightings and sector emphasis have been in tune with the falling interest rates of last year and the recent strengthening of the economy.  The past few months have rewarded our emphasis on manufacturing, financials, technology, oil stocks and diversified global industries.

Being a smaller fund has its advantages to the investor.  As a financial professional, we want you to be comfortable recommending the fund to your clients.  You will have direct access to the portfolio management team who will discuss our strategies and outlook with you, something that is not available from larger fund families. You can also receive periodic updates on market conditions, economic news, or important news stories pertaining to the holdings of the fund.

With all of the controversy surrounding mutual funds today, it makes sense for your clients to invest in an outperforming, locally managed fund.  If you would like to learn more about the Private Asset Management Fund, you can visit our website: www.pamfund.com or call us directly at 1-800-995-9927.

Thank you for your consideration,

______________

______________

______________

  Stephen Cohen

Jonathan Elsberry

      Eric Blase

For more complete information about Private Asset Management Fund, including charges and expenses, obtain a prospectus from the transfer agent at 800-663-4851.  Read it carefully before you invest or send money.